UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

SCHEDULE 14A

_________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

IRON HORSE ACQUISITIONS CORP.

(Name of Registrant as Specified in Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

IRON HORSE ACQUISITIONS CORP.
P.O. Box 2506
Toluca Lake, CA 91610

November 26, 2024

To our Stockholders:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Iron Horse Acquisitions Corp. (the “Company,” “we,” “us” or “our”) on December 19, 2024, at 4:30 p.m., Eastern Time. Stockholders will NOT be able to attend the Annual Meeting in person. This proxy statement includes instructions on how to access the Annual Meeting and how to listen and vote from any location with Internet connectivity. The Company will be holding the Annual Meeting in a virtual meeting format at www.virtualshareholdermeeting.com/IROH2024. To log in to the Annual Meeting, shareholders will use the 16 digit control number found on the proxy card or on the voting instructions that accompanied the proxy materials.

At the Annual Meeting, stockholders will vote on the following:

1.    The Class A Directors Proposal — to consider and vote to elect Ken Hertz as the Class A director nominee who will serve until the 2027 annual meeting of stockholders or until his successor is duly elected and qualified (we refer to this proposal as the “Class A Director Proposal”);

2.    The Auditor Ratification Proposal — to ratify the selection of MaloneBailey, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (we refer to this proposal as the “Auditor Ratification Proposal”);

3.    The Adjournment Proposal — to transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof (we refer to this proposal as the “Adjournment Proposal”); and

4.    Such other matters that may properly come before the Annual Meeting

The notice of the Annual Meeting, Proxy Statement, the Annual Report on Form 10-K, and Proxy Card from our Board of Directors is first being mailed to stockholders on or about December 3, 2024.

IRON HORSE ACQUISITIONS CORP.
P.O. Box 2506
Toluca Lake, CA 91610
_________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 19, 2024

_________________

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Iron Horse Acquisitions Corp. (the “Company,” “we,” “us” or “our”) will be held December 19, 2024, at 4:30 p.m., Eastern Time. Stockholders will NOT be able to attend the Annual Meeting in-person. The proxy statement includes instructions on how to access the Annual Meeting and how to listen and vote from any location with Internet connectivity. The Company will be holding the Annual Meeting in a virtual meeting format at www.virtualshareholdermeeting.com/IROH2024. To log in to the Annual Meeting, stockholders will use the 16 digit control number found on the proxy card or on the voting instructions that accompanied the proxy materials.

At the Annual Meeting, stockholders will vote on the following:

1.      The Class A Directors Proposal — to consider and vote to elect Ken Hertz as the Class A director nominee who will serve until the 2027 annual meeting of stockholders or until his successor is duly elected and qualified (we refer to this proposal as the “Class A Director Proposal”);

2.      The Auditor Ratification Proposal — to ratify the selection of MaloneBailey, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (we refer to this proposal as the “Auditor Ratification Proposal”);

3.      The Adjournment Proposal — to transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof (we refer to this proposal as the “Adjournment Proposal”); and

4.      Such other matters that may properly come before the Annual Meeting.

Please refer to the proxy statement for detailed information on each of the proposals and the Annual Meeting. Your vote is important, and we strongly urge all stockholders to vote their shares. For most items, including the election of directors, your shares will not be voted unless you provide voting instructions. We encourage you to vote promptly, even if you plan to attend the Annual Meeting virtually.

The Board of Directors fixed November 15, 2024, at the close of business, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

Our Board of Directors unanimously recommends that you vote “FOR” the Class A Director Proposal, “FOR” the Auditor Ratification Proposal, and “FOR” the Adjournment Proposal.

The proxy statement contains important information about the Annual Meeting, the Class A Director Proposal, the Auditor Ratification Proposal, and the Adjournment Proposal. Please read it carefully and vote your shares.

After reading the proxy statement, please promptly mark, sign and date the enclosed proxy card and return it by following the instructions on the proxy card or voting instruction card or vote by telephone or by Internet. If you attend the Annual Meeting, you will have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

The notice of the Annual Meeting, Proxy Statement, the Annual Report on Form 10-K and Proxy Card from our Board of Directors is first being mailed to stockholders on or about December 3, 2024.

Toluca Lake, CA

November 26, 2024

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Brian Turner
Brian Turner
Chairman

YOUR VOTE IS IMPORTANT

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote in person at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Annual Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the proposal.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 19, 2024: This notice of meeting, the accompany proxy statement, proxy card, the Annual Report on Form 10-K, will be available at proxyvote.com.

i

IRON HORSE ACQUISITIONS CORP.
P.O. Box 2506
Toluca Lake, CA 91610

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PROXY STATEMENT

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ANNUAL MEETING OF STOCKHOLDERS
To Be Held December 19, 2024

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Iron Horse Acquisitions Corp. (the “Company”) of proxies to be voted at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) which will be held on December 19, 2024 at 4:30 p.m., Eastern Time at www.virtualshareholdermeeting.com/IROH2024, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement (including the Notice of Annual Meeting of Stockholders) is first being made mailed to stockholders beginning on or about December 3, 2024.

The Annual Meeting is being held for the purpose of voting on the following proposals:

1.      The Class A Director Proposal — to consider and vote to elect Ken Hertz as the Class A director nominee who will serve until the 2027 annual meeting of stockholders or until his successor is duly elected and qualified (we refer to this proposal as the “Class A Director Proposal”);

2.      The Auditor Ratification Proposal — to ratify the selection of MaloneBailey, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (we refer to this proposal as the “Auditor Ratification Proposal”);

3.      The Adjournment Proposal — to transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof (we refer to this proposal as the “Adjournment Proposal”); and

4.      Such other matters that may properly come before the Annual Meeting

Voting Securities and Quorum Required.

Holders of record of our common stock, par value $0.0001 per share (the “Common Stock”) at the close of business on November 15, 2024 (the “Record Date”) will be entitled to vote on all matters. On the Record Date, we had 8,867,000 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote per share. Common Stock is our only class of voting securities outstanding. Cumulative voting shall not be allowed in the election of directors or any of the proposals being submitted to the stockholders at the Annual Meeting.

For the transaction of business at the Annual Meeting a quorum must be present. A quorum consists of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned to a future time and date.

Revocability of Proxies

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy, by delivering a written revocation of your proxy to our Secretary, or by voting at the Annual Meeting via the internet. The method by which you vote by proxy will in no way limit your right to vote at the Annual Meeting if you decide to attend the meeting virtually. If your shares are held in the name of a bank or brokerage firm, you must obtain a proxy, executed in your favor, from the bank or broker, to be able to vote at the Annual Meeting.

No Dissenters Rights

The proposed actions on which the stockholders are being asked to vote are not corporate actions for which stockholders of a Delaware corporation have the right to dissent under the Delaware General Corporation Law (the “DGCL”).

Recent Developments

On September 29, 2024, the Company entered into a business combination agreement (the “Business Combination Agreement”), dated as of September 27, 2024, with Rosey Sea Holdings Limited, a company incorporated and existing under the laws of the British Virgin Islands (“Seller”) and the owner of 100% of the issued and outstanding capital stock of Zhong Guo Liang Tou Group Limited, a company incorporated and existing under the laws of the British Virgin Islands (the “Target”).

The Business Combination Agreement provides, among other things, that the Company will purchase from Seller the ordinary shares of the Target in exchange for shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), as a result of which the Target will become a wholly owned subsidiary of the Company. Assuming that holders of Common Stock eligible to have the Company redeem all or a portion of their shares of Common Stock in connection with the proposals to be presented to the Company’s stockholders at a meeting of such stockholders (the “Stockholder Meeting”) to approve (the “Stockholders’ Approval”) the Business Combination Agreement and the transactions contemplated thereby and by the related agreements (the “Transactions”) and certain related proposals (collectively, the “Transaction Proposals”) for a pro rata share of the funds on deposit in the Company’s trust account, in which the Company has placed the proceeds of its initial public offering, elect to redeem all such eligible shares of Common Stock, the Company will issue to Seller 47,888,000 shares of Common Stock (the “Consideration”) pursuant to the Business Combination Agreement. The number of shares of Common Stock constituting the Consideration will be reduced on a one-for-one basis by the number of shares of Common Stock that remain in the trust account immediately prior to the closing of the Transactions (the “Closing”), such that if no eligible shares are redeemed, the number of shares of Common Stock constituting the Consideration will be 40,988,000.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:     Why am I receiving these materials?

A:     You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting of the Company. This proxy statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares. As a stockholder, you are invited to participate in the Annual Meeting and are requested to vote on the proposals described in this proxy statement.

Q:     What is included in these materials?

A:     These proxy materials include:

☐	this proxy statement for the Annual Meeting;
☐	a Proxy Card for the Annual Meeting; and
☐	the Annual Report on Form 10-K.

Q:     Who is entitled to vote?

A:     Only stockholders of record as of the Record Date shall be entitled to notice of, and to vote at, the Annual Meeting.

Q:     How many shares of Common Stock can vote?

A:     There were 8,867,000 shares of Common Stock outstanding as of the Record Date. Each stockholder entitled to vote at the Annual Meeting may cast one vote for each share of Common Stock owned by such stockholder as of the Record Date for the Annual Meeting. Our stockholders do not have the right to cumulate their votes in elections of directors.

Q:     What may I vote on?

A:     You may vote on the following matters:

1.      the election of one Class A director who has been nominated to serve on our Board for a three year term;

2.      the ratification of the selection of MaloneBailey LLP as our independent registered public accounting firm for the year ending December 31, 2024; and

3.      any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

Q:     Will any other business be presented for action by stockholders at the Annual Meeting?

A:     Management knows of no business that will be presented at the Annual Meeting other than Proposals 1, 2, and 3. If any other matter properly comes before the Annual Meeting, the persons named as proxies in the accompanying proxy card intend to vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment on the matter.

Q:     How does the Board recommend that I vote on each of the proposals?

A:     Our Board of Directors unanimously recommends that you vote “FOR” Ken Hertz as Class A director under the Class A Director Proposal, “FOR” the Auditor Ratification Proposal, and “FOR” the Adjournment Proposal.

Q:     How do I vote my shares?

A:     The answer depends on whether you own your shares of Common Stock of the Company directly (that is, you hold shares that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own shares of Common Stock of the Company directly (i.e., you are a “registered stockholder”):    your proxy is being solicited directly by us, and you can vote by Internet, by telephone, by mail or you can vote at our Annual Meeting. You are encouraged to vote prior to the Annual Meeting to ensure that your shares will be represented.

If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR” Ken Hertz as Class A director under the Class A Director Proposal, “FOR” the Auditor Ratification Proposal, and “FOR” the Adjournment Proposal, and, in their discretion, on any other matter that properly comes before the Annual Meeting. Unsigned proxy cards will not be counted.

If you wish to vote at the Annual Meeting, you will be able to vote your shares if you attend (virtually), the Annual Meeting pursuant to the instructions below.

If you hold your shares of the Company through a broker, bank or other nominee:    a voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card prior to the Annual Meeting. Please be sure to mark your voting choices on your voting instruction card before you return it. You will also be able to vote by telephone, via the Internet, or at the Annual Meeting, depending upon your voting instructions. Please refer to the instructions provided with your voting instruction card and see “How can I vote if I own shares directly?” below for information about voting in these ways. See also “What is the effect if I fail to give voting instructions to my broker or other nominee?” below.

Q:     Will I have the same participation rights in this virtual-only stockholder meeting as I would have at an in-person stockholder meeting?

A:     Yes. We have created and implemented the virtual format to facilitate stockholder attendance and participation by enabling stockholders to participate fully from any location, at no cost. You will, however, bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual Annual Meeting makes it possible for more stockholders, regardless of size, resources or physical location, to have direct access to information more quickly, while saving the Company and our stockholders time and money. We also believe that the online tools we have selected will increase stockholder communication. Both stockholders of record and street name stockholders will be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting.

Q:     What is a proxy?

A:     A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies Jose Antonio Bengochea and William Caragol. They may act together or individually on your behalf and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of Common Stock may be voted.

Q:     How can I vote if I own shares directly?

A:     Many stockholders do not own shares registered directly in their name, but rather are “beneficial holders” of shares held in a stock brokerage account or by a bank or other nominee (that is, shares held “in street name”). Those stockholders should refer to “How can I vote if my shares are held in a stock brokerage account, or by a bank or other nominee?” below for instructions regarding how to vote their shares.

If, however, your shares are registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you. You may vote in the following ways:

•        By Mail:    Votes may be cast by mail, as long as the proxy card or voting instruction card is delivered in accordance with its instructions prior to 11:59 p.m., Eastern Time, on December 18, 2024. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

•        By Phone or Internet:    Stockholders may vote by phone or Internet by following the instructions included in the proxy card they received.

Whichever method you select to transmit your instructions, the proxy holders will vote your shares in accordance with those instructions.

If you vote without giving specific voting instructions, your shares will be voted:

•        “FOR” the Class A Director Proposal.

•        “FOR” the Auditor Ratification Proposal.

•        “FOR” the Adjournment Proposal.

If no specific instructions are given, the shares will be voted in accordance with the recommendation of our Board and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting.

Q:     If I hold my shares in “street name,” what is the effect if I fail to give voting instructions to my broker or other nominee?

A:     If your shares are held by a broker or other nominee, you must provide your broker or nominee with instructions on how to vote your shares for Proposal 1 in order for your shares to be counted. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. If you hold your shares in street name, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee in how to vote your shares. We encourage you to provide voting instructions to your broker, bank or other nominee.

If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Brokers, banks or other nominees that are member firms of the New York Stock Exchange (“NYSE”), which are also applicable to Nasdaq-listed companies, and who hold shares in street name for customers have the discretion to vote your “uninstructed shares” with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, banks or other nominees will have this discretionary authority with respect to routine matters such as Proposals 2 and 3; however, they will not have this discretionary authority with respect to non-routine matters, such as Proposal 1. With respect to non-routine matters, if beneficial owners do not provide voting instructions, these are called “broker non-votes.” In the event of a broker non-vote or abstention, such beneficial owners’ shares will be included in determining whether a quorum is present. Thus, a broker non-vote or an abstention will make a quorum more readily obtainable, but a broker non-vote or an abstention will not otherwise affect the outcome of a vote on a proposal that requires a plurality of the votes cast such as in Proposal 1. A broker non-vote will not otherwise affect the outcome of a vote on a proposal that requires a majority of the votes present and entitled to vote, such as Proposals 2 and 3. An abstention will have the effect of a vote against Proposals 2 and 3. See “What vote is required to approve each proposal?” below.

We encourage you to provide voting instructions to the organization that holds your shares.

Q:     What if I want to change my vote or revoke my proxy?

A:     A registered stockholder may change his or her vote or revoke his or her proxy at any time before the Annual Meeting by attending and voting at the Annual Meeting, or submitting a later dated proxy card. We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by mail or at the Annual Meeting. If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by your nominee.

Q:     What is the effect of abstentions and broker non-votes?

A:     Broker non-votes, abstentions and shares voted “WITHHOLD” will have no impact on the election of Ken Hertz as Class A director under the Class A Director Proposal. For the ratification of the appointment of MaloneBailey, LLP, and for the Adjournment Proposal, abstentions will have the same effect as an “AGAINST” vote. Broker non-votes have no affect on the Auditor Ratification Proposal and the Adjournment Proposal. If you are a beneficial owner and hold your shares in “street name” in an account at a bank or brokerage firm, it is critical that you cast your vote if you want it to count in the election of the Class A Director. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in “street name,” such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. Routine matters include the Auditor Ratification Proposal and the Adjournment Proposal. Non-routine matters include the election of Directors. Banks and brokers may not vote on the election of Ken Hertz as Class A director under the Class A Director Proposal if you do not provide specific voting instructions. Accordingly, we encourage you to vote promptly, even if you plan to participate in the Annual Meeting. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

Q:     Is my vote confidential?

A:     Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to the Company’s Corporate Secretary.

Q:     What is a quorum?

A:     The holders of a majority of the 8,867,000 shares of Common Stock outstanding as of the Record Date, either present or represented by proxy, constitutes a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance the Annual Meeting or represented by proxy, the stockholders present by attendance at the meeting or by proxy may adjourn the Annual Meeting until a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

Q:     What vote is required to approve each proposal?

A:     Class A Director Proposal:    A plurality of the votes cast at the Annual Meeting is required for the election of the director. This means that if Mr. Hertz has the most votes he will be elected to the one Class A director seat. You may choose to vote or withhold your vote for the Class A director nominee. A properly executed proxy marked “WITHHOLD” with respect to the election of a director will not be voted with respect to the director indicated and will have no impact on the election of directors, although it will be counted for the purposes of determining whether there is a quorum.

The Board of Directors is divided into three classes:    Class A, Class B and Class C. At this Annual Meeting only the Class A director, Ken Hertz, shall be elected for a three year term expiring in 2027. The directors in Class B shall be elected for a term expiring at the second Annual Meeting of Stockholders in 2025 and the directors in Class C shall be elected for a term expiring at the third Annual Meeting of Stockholders in 2026.

Auditor Ratification Proposal:    A majority of the shares of stock Common Stock that are present or represented by proxy and entitled to vote at the Annual Meeting must be voted in favor of the proposal. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted, although it will be counted for purposes of determining the number of shares of Common Stock present or represented by proxy and entitled to vote. Accordingly, if you choose to “ABSTAIN” with respect to the Auditor Ratification Proposal, your abstention has the same effect as a vote “AGAINST.”

Proposal	Vote Required	Broker Discretionary Voting Allowed
No. 1 – Class A Proposal	Plurality: Director nominee receiving the highest number of “FOR” votes	No
No. 2 – Auditor Ratification Proposal	Majority: Affirmative vote of a majority of shares present and entitled to vote in person or by proxy	Yes
No. 3 – Adjournment Proposal	Majority: Affirmative vote of a majority of shares present and entitled to vote in person or by proxy	Yes

Q:     What if additional proposals are presented at the Annual Meeting?

A:     We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. However, with respect to any other business that properly comes before the Annual Meeting, your proxies are authorized to vote on your behalf using their judgment.

Q:     Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?

A:     Our directors and officers will not receive any special benefit as a result of the outcome of the matters to be voted on, except that our directors may receive compensation for such service as described later in this Proxy Statement under the heading “Executive and Director Compensation.”

Q:     How many shares do the directors and officers of the Company beneficially own, and how do they plan to vote their shares?

A:     Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within 60 days following the Record Date) of approximately 7.67% of our outstanding Common Stock, are expected to vote, or direct the voting of their shares, in favor of the Class A Director Proposal, in favor of the Auditor Ratification Proposal and in favor of the Adjournment Proposal.

Q:     Who will count the votes?

A:     Broadridge Financial Solutions Inc. (“Broadridge”) will count the votes cast by proxy. A representative of Broadridge will count the votes cast at the Annual Meeting.

Q:     Who can attend the Annual Meeting?

A:     All stockholders as of the Record Date are invited to attend virtually the Annual Meeting.

Q:     Are there any expenses associated with collecting the stockholder votes?

A:     The Company will bear the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you access the proxy materials over the Internet, you are responsible for Internet access charges you may incur. In addition, we will request banks, brokers and other intermediaries holding shares of our Common Stock beneficially owned by others to obtain proxies from the beneficial owners and will reimburse them for their reasonable expenses in so doing. Solicitation of proxies by mail may be supplemented by telephone, by electronic communications and personal solicitation by our officers, directors and employee. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our stockholders. In addition, we have engaged Advantage Proxy to assist with coordinating our proxy solicitation efforts. We will pay the costs of soliciting proxies, in addition to a customary fee to Advantage Proxy for its services in serving as Inspector of Elections, hosting and coordinating the virtual meeting, vote tabulation, etc. We will also reimburse Advantage Proxy for any reasonable out-of-pocket expenses it incurs. Officers and other employees of the Company may solicit proxies in person, by electronic communication or by telephone but will receive no compensation for doing so, other than reimbursement for out-of-pocket expenses incurred.

Q:     Where can you find the voting results?

A:     Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the Annual Meeting.

Q:     Who is our independent registered public accounting firm, and will they be represented at the Annual Meeting?

A:     MaloneBailey, LLP is the Company’s independent registered public accounting firm. We do not expect a representative will be present at the Annual Meeting.

Q:     Why are you being asked to ratify the selection of MaloneBailey, LLP?

A:     Although stockholder approval of our Audit Committee’s selection of MaloneBailey, LLP as our independent registered public accounting firm is not required, we believe that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its selection of MaloneBailey, LLP, but will not be required to take any action.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management and involve risks and uncertainties. Forward-looking statements include statements regarding our plans, strategies, objectives, expectations and intentions, which are subject to change at any time at our discretion. Forward-looking statements include our assessment from time to time of our competitive position, the industry environment, potential growth opportunities, the effects of regulation and events outside of our control, such as natural disasters, wars or health epidemics. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “hopes,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions.

Forward-looking statements are merely predictions and therefore inherently subject to uncertainties and other factors which could cause the actual results to differ materially from the forward-looking statement. These uncertainties and other factors include, among other things:

•        our ability to complete our initial business combination;

•        our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•        our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

•        our potential ability to obtain additional financing to complete a business combination;

•        our pool of prospective target businesses;

•        the ability of our officers and directors to generate a number of potential investment opportunities;

•        potential changes in control if we acquire one or more target businesses for stock;

•        our public securities’ potential liquidity and trading;

•        the lack of a market for our securities;

•        the impact on our business prospects of recently announced or proposed changes to rules or regulations impacting special purpose acquisition companies;

•        the impact on our business prospects of ongoing market turbulence, rising interest rates, or geopolitical concerns and government instability;

•        our expectations regarding the time during which we will be an “emerging growth company” under the JOBS Act or a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K;

•        our use of proceeds not held in the trust account; or

•        our financial performance following our IPO or following our initial business combination.

CORPORATE GOVERNANCE

Executive Officers and Directors

Our current executive officers and directors are as follows:

Name	Age	Position
Executive Officers:
Jose Antonio Bengochea	32	Chief Executive Officer,
William Caragol	57	Chief Financial Officer and Chief Operating Officer

Class A Directors:
Ken Hertz*	65	Director

Class B Directors:
Jane Waxman	58	Director
Scott Morris*	66	Director

Class C Directors:
Jose Antonio Bengochea	32	Director
Brian Turner*	65	Director

____________

*        “Independent Director” for purposes of the Nasdaq Listing Rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended.

The following is biographical information regarding the Company’s executive officers and directors.

Jose Antonio Bengochea, Esq., is our company’s Founder and has served as our Chief Executive Officer since November 2021. Mr. Bengochea is also a member of our Board of Directors. Mr. Bengochea is the Founder and Chief Executive Officer of Bengochea Capital LLC, an investment firm founded in 2020 to pursue frontier asset classes and, through Mr. Bengochea’s network of connections to various industry executives and celebrities, to examine global opportunities in media and entertainment. Bengochea Capital has been present at the Cannes Film Festival, among other prestigious events, and was a registered media entity with the Recording Academy for the 2023 Grammy Awards and is a registered media entity for the upcoming 2024 Grammy Awards. Prior to founding Bengochea Capital, Mr. Bengochea was a part of Sony’s Global Business Development team in Los Angeles from 2018 to 2020. After graduating Harvard Law School and Harvard Business School with a J.D. and M.B.A. in 2017, Mr. Bengochea worked as a corporate attorney at the law firm Jenner & Block in New York City. Mr. Bengochea also holds an A.B. summa cum laude from Harvard University where he designed his own degree, entitled Comparative Imperial History, with a secondary degree in Archaeology.

William Caragol, our Chief Operating Officer since inception, and Chief Financial Officer since October 25, 2024, has over thirty years of experience working with growth stage companies. In 2018, he founded and is the Managing Director of Quidem LLC, a corporate strategic and financial advisory firm. Since July 2021 he has been the Chief Financial Officer of Mainz Biomed N.V. (NASDAQ: MYNZ), a molecular genetics diagnostic company specializing in the early detection of cancer. Since 2015, Mr. Caragol has been Chairman of the Board of Thermomedics, Inc., a privately held medical diagnostic equipment company. Since July 2021, Mr. Caragol has served on the Board of Directors of Worksport Ltd. (NASDAQ: WKSP), a growth stage technology company. Since July 2023, Mr. Caragol has served on the Board of Directors of Janover, Inc. (NASDAQ: JNVR), a B2B fintech marketplace company. From 2021 to 2023, Mr. Caragol served on the Board of Directors and was Chairman of the Audit Committee of Greenbox POS (NASDAQ: GBOX) a financial technology company leveraging proprietary blockchain security to build customized payment solutions. Mr. Caragol earned a B.S. in business administration and accounting from Washington & Lee University and is a member of the American Institute of Certified Public Accountants.

Ken Hertz, a member of our Board of Directors since inception, has served as a Senior Partner in the Los Angeles law firm of Hertz Lichtenstein Young & Polk LLP since 2007. Mr. Hertz and his partners specialize in representing talent, senior executives, entrepreneurs, agencies, and brands in entertainment, fashion, sports, media, and technology industries. Prior to forming the firm, Mr. Hertz had been a partner in Hansen Jacobson & Teller, since 1989. Before that, he was global head of music — business and legal affairs — for The Walt Disney Company. He is also a principal in memBrain — an entertainment marketing and strategy consulting firm that advises a number of

C-Suite executives on their company’s entertainment related marketing strategies. memBrain has worked with Intel, McDonald’s, Hasbro, MillerCoors, Li & Fung and Logitech. Mr. Hertz has also been an active early-stage venture investor and advisor since 1997 and is a frequent speaker and commentator on the subjects of entertainment, marketing and convergence. He is often quoted in the New York Times, Los Angeles Times, and Wall Street Journal, has appeared on CNBC’s monthly newsmagazine “Business Nation,” has been an instructor at UCLA’s Anderson Graduate School of Management, Marshall School of Business, Stanford Business School, and an adjunct professor of law at USC. He graduated UCLA with a J.D. in 1984 and U.C. Berkeley in 1981 with a B.S.

Jane Waxman, our director since inception and prior Chief Financial Officer, has extensive experience in the film entertainment industry with a diverse background in operations and financial management. Throughout her 30-year tenure at 20th Century Fox from 1990 to 2019, she served in a variety of roles within the finance organization. Most notably, as Executive Vice President and Deputy CFO, she was responsible for driving strategic priorities, setting financial priorities, policies and procedures and controls for the global finance organization. In her roles, she provided financial leadership and guidance to over 300 employees in all finance divisions including film production, theatrical, home entertainment and television marketing and distribution, financial reporting, accounting, corporate compliance, and strategic sourcing. Before joining 20th Century Fox, Ms. Waxman was a Senior Auditor at Ernst & Young. Ms. Waxman earned her bachelor’s degree from the University of California, Santa Barbara. She currently also serves on the board of Jonathan Jaques Children’s Cancer Center at Miller’s Children’s Hospital and served as sponsorship committee co-chair from 2010 to 2017.

Scott Morris, a member of our Board of Directors since inception, has been Chairman of Avista (NYSE: AVA) since 2008. Mr. Morris started his career at AVA in 1981. From 2008 to 2019, he served as the Company’s Chief Executive Officer and served as Avista’s President from 2008 to 2018. Prior to that, Mr. Morris was also the company’s Chief Operating Officer. His experiences include management positions in multiple industries, including construction, customer service, and utilities. He is a graduate of Gonzaga University and received his master’s degree from Gonzaga University in organizational leadership. He also attended the Stanford Business School Financial Management Program and the Kidder Peabody School of Financial Management. Mr. Morris serves on the boards of McKinstry Inc. and California Water Service. He is also Trustee Emeritus of the Board of Gonzaga University. He has served on a number of Spokane nonprofit and economic development Boards.

Brian Turner, our Chair of the Board since inception, has served on numerous public and private companies Boards of Directors since July 2009. Mr. Turner was the Chief Financial Officer of Coinstar Inc. from 2003 until June 2009. Prior to Coinstar, from 2001 to 2003, he served as Senior Vice President of Operations, Chief Financial Officer, and Treasurer of Real Networks, Inc., a digital media and technology company. Prior to Real Networks, from 1999 to 2001, Mr. Turner was employed by Bsquare Corp., a software company, where he initially served as Senior Vice President of Operations, Chief Financial Officer, and Secretary, before being promoted to President and Chief Operating Officer. From 1995 to 1999, Mr. Turner was Chief Financial Officer and Vice President of Administration of Radisys Corp., an embedded software company. Mr. Turner’s experience also includes 13 years at PricewaterhouseCoopers LLP where he held several positions including Director of Corporate Finance. Mr. Turner was formerly Chairman of the Board of Microvision, Inc. (NASDAQ: MVIS), a public company in the lidar space. Mr. Turner has also been a director for several private companies. Mr. Turner holds a Bachelors of Business Administration in Accounting and a Bachelors of Arts in Political Science from the University of Washington.

Corporate Governance Philosophy

The business affairs of the Company are managed under the direction of our Chief Executive Officer and the oversight of our Board in accordance with the Delaware General Corporation Law, as implemented by the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws. The fundamental role of the Board is to effectively govern the affairs of the Company in the best interests of the Company and our stockholders. The Board strives to ensure the success and continuity of our business through the selection of qualified management. It is also responsible for ensuring that the Company’s activities are conducted in a responsible and ethical manner. The Company is committed to having sound corporate governance principles.

The Board held five meetings or took action by unanimous written consent during fiscal year ended December 31, 2023. During the fiscal year ended December 31, 2023, no director attended fewer than 75% of the meetings of our board of directors and board committees of which the director was a member.

It is the policy of the Board that all directors should attend the annual meetings in person or by teleconference. This is the first Annual Meeting of the Company.

Director Independence

The Board has determined that, Brian Turner, Ken Hertz and Scott Morris are “independent directors” for purposes of the Nasdaq Stock Market (“Nasdaq”) Listing Rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the term applies to membership on the Board and the various committees of the Board. NASDAQ’s independence definition includes a series of objective tests, such as that the Director has not been an employee of the company within the past three years and has not engaged in various types of business dealings with the Company.

Our Board has made an affirmative subjective determination as to each independent Director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. In making these determinations, the Board reviewed and discussed information provided by the Directors and us with regard to each Director’s business and personal activities as they may relate to the Company and the Company’s management.

Board of Directors, Leadership Structure, and Executive Sessions

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board has determined that it is in the best interests of the Company that the roles of Chairman of the Board and Chief Executive Officer of the Company are held by different people.

Board Assessments

Pursuant to the Company’s Nominating and Corporate Governance Committee Charter, the Governance Committee will periodically oversee a self-evaluation of the Board to determine whether the Board and its committees are functioning effectively. As appropriate, the Governance Committee will make recommendations to the Board for areas of improvement. The self-evaluation shall include evaluation of (a) the Board’s and each committee’s contribution as a whole and effectiveness in serving the best interests of the Company and its stockholders, (b) specific areas in which the Board and management believe that the performance of the Board and its committees could be improved and (c) overall Board composition and makeup. The factors to be considered shall include whether the directors can and do provide the integrity, experience, judgment, commitment, skills, diversity and expertise appropriate for the Company. In assessing the directors, both individually and collectively, the Governance Committee may consider the current needs of the Board and the Company to maintain a balance of knowledge, experience, diversity and capability in various areas. The Governance Committee will also consider the independence of directors and the requirements imposed by applicable law and applicable Exchange listing requirements.

Board of Director’s Role in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also has the responsibility to issue guidelines and policies to govern the process by which risk assessment and management is undertaken, monitor compliance with legal and regulatory requirements, and oversee the performance of our internal audit function as well as cyber-security measures to address risks to our information technology systems, networks and infrastructure from deliberate attacks or unintentional events that could interrupt or interfere with their functionality or the confidentiality of our information. Our Chief Financial Officer was appointed by the Audit Committee of the Board as the Audit Committee member with primary risk oversight responsibility for cybersecurity issues. Our Governance Committee monitors the effectiveness of our Corporate Governance Guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking.

Stockholder Communications with Directors

Stockholders who wish to communicate with the Board or an individual Director may do so by sending written correspondence by mail to: the Board or individual Director, c/o the Chief Executive Officer of the Company at P.O. Box 2506, Toluca Lake, CA 91610. The mailing envelope or cover letter must contain a clear notation indicating that the enclosed correspondence is a “Stockholder Board Communication.” All such communications must identify the author as a stockholder and clearly state whether the intended recipients are all or individual members of the Board. The Corporate Secretary will maintain a log of such communications and make copies of all such communications and circulate them to the full Board or the appropriate Directors.

Code of Ethics

All of our employees, including our Chief Executive Officer and Chief Financial Officer, are required to abide by our Code of Ethics to ensure that our business is conducted in a consistently legal and ethical manner. These policies form the foundation of a comprehensive process that includes compliance with corporate policies and procedures, an open relationship among colleagues that contributes to good business conduct, and a commitment to honesty, fair dealing and full compliance with all laws and regulations affecting the Company’s business. Our policies and procedures cover all major areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to laws and regulations applicable to the conduct of our business.

As required by the Sarbanes-Oxley Act of 2002, our Audit Committee has procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The full text of our Code of Ethics is included as Exhibit 14 to the Form 10-K.

We will disclose any future amendments to, or waivers from, provisions of these ethics policies and standards on our website as promptly as practicable, as may be required under applicable SEC and Nasdaq rules and, to the extent required, by filing Current Reports on Form 8-K with the SEC disclosing such information.

Insider Trading Policy

We have not adopted an insider trading policy. As a special purpose acquisition company, the shares owned by our officers and directors are in escrow and cannot be sold until the earlier of 180 days after the date of the consummation of our initial business combination, or earlier if, subsequent to our initial business combination, we consummate a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property.

During the escrow period, the holders of these shares will not be able to sell or transfer their securities except for transfers, assignments or sales (i) among our initial stockholders or to our initial stockholders’ members, officers, directors, consultants or their affiliates, (ii) to a holder’s stockholders or members upon its liquidation, (iii) by bona fide gift to a member of the holder’s immediate family or to a trust, the beneficiary of which is the holder or a member of the holder’s immediate family, for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to us for no value for cancellation in connection with the consummation of our initial business combination, or (vii) in connection with the consummation of a business combination at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi) or with our prior consent) where the transferee agrees to the terms of the escrow agreement and to be bound by these transfer restrictions, but will retain all other rights as our stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate, there will be no liquidation distribution with respect to the founder’s shares.

As a result of the foregoing, the Board did not deem it necessary to adopt an insider trading policy at this time. We expect that in connection with the consummation of the initial business combination that the post-business combination company will adopt an insider trading policy.

Employee, officer and director hedging.

The Company does not have any such practices or policies regarding hedging.

Board and Committee Membership

Our Board currently consists of five members. The Board is classified into three classes: Class A, Class B and Class C. The number of directors in each class is as equal as possible. The Class A Director stand appointed for a term expiring at this Annual Meeting, the Class B Directors stand appointed for a term expiring at the 2025 annual meeting and the Class C Directors stand appointed for a term expiring at the 2026 annual meeting. Directors appointed to succeed those directors whose terms expire are appointed for a term of office to expire at the third succeeding annual general meeting after their appointment. Except as applicable law may otherwise require, in the interim between annual general meetings or extraordinary general meetings called for the appointment of directors and/or the removal of one or more directors and the filling of any vacancy, additional directors and any vacancies in the board of directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, even though a quorum may not be present at any meeting of the directors, or by the sole remaining director. All directors hold office until the expiration of their respective terms of office and until their successors have been appointed. A director appointed to fill a vacancy resulting from the death, resignation or removal of a director serves for the remainder of the full term of the director whose death, resignation or removal has created the vacancy and until his successor has been appointed.

The Board has determined that, Brian Turner, Ken Hertz and Scott Morris are “independent directors” for purposes of the Nasdaq Stock Market (“Nasdaq”) Listing Rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the term applies to membership on the Board and the various committees of the Board. Nasdaq’s independence definition includes a series of objective tests, such as that the Director has not been an employee of the company within the past three years and has not engaged in various types of business dealings with the Company.

Our Board of Directors has four standing committees: an executive committee, an audit committee, a compensation committee and a nominating and corporate governance committee. Subject to phase-in rules and a limited exception, NASDAQ rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and subject to certain limited exceptions, NASDAQ rules require that the compensation committee and nominating committee of a listed company be comprised solely of independent directors.

Executive Committee

The members of our executive committee are Ken Hertz, Brian Turner and Jose A. Bengochea. Ken Hertz is the chair of the executive committee. The executive committee has been formed for the purpose of broadening potential deal pipeline and sourcing targets from the networks of the executive committee members.

Audit Committee

The members of the Audit Committee are Brian Turner, Ken Hertz and Scott Morris. The Board has determined that each member is independent under the Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act. The Board has determined that each member of the audit committee has the requisite financial expertise required under the applicable Nasdaq requirements. In arriving at this determination, the board of directors has examined each audit committee member’s scope of experience and the nature of their employment in the corporate finance sector.

The Audit Committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•        reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our Form 10-K;

•        discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•        discussing with management major risk assessment and risk management policies;

•        monitoring the independence of the independent auditor;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        reviewing and approving all related-party transactions;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•        appointing or replacing the independent auditor;

•        determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•        approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

The Audit Committee did not hold any meetings nor took action by unanimous written consent during fiscal year ended December 31, 2023.

We have adopted an Audit Committee Charter that address the Company’s accounting and financial reporting processes. We do not maintain a website where our Audit Committee Charter is available. A copy of our Audit Committee charter is attached as Appendix A to this proxy statement.

Compensation Committee

The members of the Compensation Committee are currently Brian Turner, Ken Hertz and Scott Morris. The Board has determined that each member is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended. The Board has also determined that each member is independent under SEC regulations and Nasdaq listing standards. The primary purpose of the compensation committee is to discharge the responsibilities of the board of directors to oversee its compensation policies, plans and programs and to review and determine the compensation to be paid to its executive officers, directors and other senior management, as appropriate and to nominated candidates for the Board. The Compensation Committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The Compensation Committee held one meeting or took action by unanimous written consent during fiscal year ended December 31, 2023.

We do not maintain a website where our Compensation Committee Charter is available. A copy of our Compensation Committee charter is attached as Appendix B to this proxy statement.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee (the “Governance Committee”) are Brian Turner, Ken Hertz and Scott Morris. The Board has determined each member is independent under the Nasdaq listing standards. Scott Morris serves as chair of the Governance Committee. The primary purposes of the Governance Committee is to assist the Board in:

•        identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the Board;

•        developing, recommending to the Board and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the Board, its committees, individual directors and management in the governance of the company; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

Director Qualification Standards and Review of Director Nominees

The Governance Committee makes recommendations to the Board regarding the size and composition of the Board. The Governance Committee is responsible for screening and reviewing potential Director candidates and recommending qualified candidates to the Board for nomination. The Governance Committee considers recommendations of potential candidates from current Directors, management and stockholders. Stockholders’ nominees for Directors must be made in writing and include the nominee’s written consent to the nomination and sufficient background information on the candidate to enable the Governance Committee to assess his or her qualifications. The Governance Committee considers recommendations of potential candidates from current Directors, management and stockholders. Stockholders’ nominees for Directors must be made in writing and include the nominee’s written consent to the nomination and sufficient background information on the candidate to enable the Governance Committee to assess his or her qualifications. Nominations from stockholders must be addressed and received in accordance with the instructions set forth under “Stockholder Proposals or Nominations for 2025 Annual Meeting of Stockholders” later in this Proxy Statement in order to be included in the proxy statement relating to the next annual election of Directors.

Criteria for Board of Directors Membership

The Governance Committee is responsible for reviewing with the Board, from time to time, the appropriate skills and characteristics required of Board members in the context of the current size and composition of the Board.

This assessment includes issues of diversity and numerous other factors, such as skills, background, experience and expected contributions in areas that are relevant to the Company’s activities. These factors, and any other qualifications considered useful by the Governance Committee, are reviewed in the context of an assessment of the perceived needs of the Board as a whole when the Governance Committee recommends candidates to the Board for nomination. As a result, the priorities and emphasis that the Governance Committee, and the Board, places on various selection criteria may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective members of the Board. Therefore, while focused on the achievement and the ability of potential candidates to make a positive contribution with respect to such factors, the Governance Committee has not established any specific minimum criteria or qualifications that a nominee must possess. In addition, the Governance Committee and the Board are committed to considering candidates for the Board regardless of gender, ethnicity and national origin. While the Company does not have a specific policy regarding diversity, when considering the nomination of Directors, the Governance Committee does consider the diversity of its Directors and nominees in terms of knowledge, experience, background, skills, expertise and other demographic factors. We believe that the considerations and the flexibility of our nomination process have created Board diversity of a type that is effective for our Company.

The Governance Committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on our Board. The Corporate Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The Nominating and Corporate Governance Committee does not distinguish among nominees recommended by stockholders and other persons.

The Nominating and Corporate Governance Committee held one meeting or took action by unanimous written consent during fiscal year ended December 31, 2023.

We do not maintain a website where our Governance Committee Charter is available. A copy of our Governance Committee Charter is attached as Appendix C to this proxy statement.

Certain Relationships and Related Transactions

In November 2021, we issued 5,750,000 shares of common stock to Bengochea SPAC Sponsors I LLC (our “sponsor”), for $25,000 in cash, at a purchase price of approximately $0.00435 per share, in connection with our organization. In September 2022, the initial stockholders surrendered 2,875,000 shares of common stock, resulting in there being an aggregate of 2,875,000 founder’s shares outstanding. In September 2023, the initial stockholders surrendered 943,000 shares of common stock for no consideration, resulting in there being an aggregate of 1,932,000 founder’s shares outstanding shares of common stock. All of our officers and directors are members of the sponsor. The sponsor holds 680,000 shares in the aggregate for such officers and directors, including shares related to their investment in the sponsor (467,500 shares in the aggregate) and shares for their services as directors and officers (212,500 shares in the aggregate). Our sponsor shall subsequently transfer, in connection with the consummation of our initial business combination, certain of such shares to our officers, directors and other individuals at the same price originally paid for such shares. Following the expiration date for the over-allotment option exercise described in our Prospectus, our initial stockholders forfeited an aggregate of 32,200 shares of common stock in proportion to the portion of the over-allotment option that was not exercised by the underwriters in our IPO.

The holders of our founder’s shares, private warrants and any warrants our initial stockholders, officers, directors or their affiliates may be issued in payment of working capital loans made to us (and all underlying securities), will be entitled to registration rights pursuant to a registration rights agreement we entered into on December 27, 2023. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the founder’s shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the Representative Shares, private warrants and warrants issued in payment of working capital loans made to us (or underlying securities) can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Prior to the closing of our IPO, our sponsor agreed to loan us up to $1,500,000 to be used for a portion of the expenses of the IPO. As of December 31, 2023, we had borrowed $557,781 (of up to $1,500,000 available to us) which remains outstanding after a partial repayment in connection with the Private Placement under the promissory note with our sponsor, which was used to pay a portion of the expenses of our IPO referenced in the line items above for SEC registration fee, FINRA filing fee, any non-refundable portion of the NASDAQ listing fee not covered by EF Hutton, a portion of the legal and audit fees and other offering expenses. This loan is non-interest bearing, unsecured and repayable upon the date on which the Company consummates its initial business combination or, at the holder’s discretion, if funds allow. The principal balance may be prepaid at any time.

We will pay $12,000 per month to our sponsor in exchange for management support, administrative, office space, and other services. We will cease paying these monthly fees 12 months from the date of the close of our IPO. See “Executive Compensation” for further information relating to this payment and the possibility that some portion of the amount may be paid by our sponsor to our Chief Executive Officer.

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our amended and restated certificate of incorporation.

Other than as disclosed above, no compensation or fees of any kind will be paid to our initial stockholders, members of our management team or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by a majority of our uninterested “independent” directors or the members of our Board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Related Party Policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board of Directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he or she is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our initial stockholders, officers or directors unless we have obtained an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, that the business combination is fair to our unaffiliated stockholders from a financial point of view. We will also need to obtain approval of a majority of our disinterested independent directors. However, the following payments will be made to our sponsor, officers or directors, or our or their affiliates, none of which will be made from the proceeds of our IPO held in the trust account prior to the completion of our initial business combination:

•        Repayment of up to an aggregate of $1,500,000 in loans made to us by our sponsor to cover offering-related and organizational expenses;

•        Payment of $12,000 per month to our sponsor in exchange for management support, administrative, office space, and other services. We will cease paying these monthly fees 12 months from the date of the consummation of our IPO.

•        Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination;

•        Repayment of non-interest-bearing extension loans which may be made by our sponsor or an affiliate of our sponsor or certain of our officers and directors to extend the time we have to consummate an intended initial business combination. Such loans may be convertible into warrants, at a price of $1.00 per warrant, at the option of the lender. The warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period; and

•        Repayment of non-interest bearing loans which may be made by our sponsor or an affiliate of our sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination, the terms of which have not been determined nor have any written agreements been executed with respect thereto.

Our Audit Committee will review on a quarterly basis all payments that were made to our sponsor, officers or directors, or our or their affiliates.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act, collectively referred to herein as the “Reporting Persons,” to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the Company’s equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such reports and upon written representations of the Reporting Persons received by us, we believe that all transactions were timely reported during the fiscal year ended December 31, 2023, except for the following:

Our sponsor, Bengochea SPAC Sponsors I LLC, which did not file a Form 3 in connection with the initial public offering of the Company. At the time of the initial public offering, the Sponsor held 1,932,000 shares of common stock, of which 700,000 shares were being held for the benefit of our officers and directors.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

No executive officer has received any cash compensation for services rendered to us. However, we entered into an administrative services agreement pursuant to which, commencing on the date of the closing of our IPO and lasting until December 29, 2024 (12 months from the date of closing of our IPO), we will pay $12,000 per month to our sponsor in exchange for management support, administrative, office space, and other services, which amounts our sponsor would have discretion to use as it sees fit in connection with its operations, including, potentially, by making payments to our Chief Executive Officer in his individual capacity because he is also the Chief Executive Officer of our sponsor. This arrangement would be solely pursuant to any agreements between our Chief Executive Officer and our sponsor, to which the Company is not a party, and any such payments would not be intended to provide our Chief Executive Officer with compensation in lieu of a salary for his service as Chief Executive Officer of the Company.

Our sponsor, officers and directors, or any affiliate of our sponsor or officers, will also be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination. They may also receive repayment for any loans made by them to us for working capital needs or extending our time to consummate an initial business combination.

No other cash compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our sponsor, officers and directors, or any affiliate of our sponsor or officers, prior to, or in connection with any services rendered in order to effectuate the consummation of our initial business combination (regardless of the type of transaction that it is).

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. However, the amount of such compensation may not be known at the time of the stockholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K or a periodic report, as required by the SEC.

Clawback Policy

As required by the NASDAQ rules, our Board of Directors has adopted a clawback policy (the “Clawback Policy”) permitting the Company to seek the recovery of incentive compensation received by any the Company’s current and former executive officers (as determined by the Compensation Committee of the Company’s Board of Directors in accordance with Section 10D of the Exchange Act and the rules of the Nasdaq Global Market) and such other senior executives/employees who may from time to time be deemed subject to the Clawback Policy by the Compensation Committee (collectively, the “Covered Executives”) during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws. The amount to be recovered will be the excess of the incentive compensation paid to the Covered Executive based on the erroneous data over the incentive compensation that would have been paid to the Covered Executive had it been based on the restated results, as determined by the Compensation Committee. If the Compensation Committee cannot determine the amount of excess incentive compensation received by the Covered Executive directly from the information in the accounting restatement, then it will make its determination based on a reasonable estimate of the effect of the accounting restatement. Because we do not anticipate paying any cash compensation to our prospective Covered Executives, we do not anticipate paying any incentive compensation which could become subject to clawback under the Clawback Policy.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the Compensation Committee of any entity that has one or more officers serving on our Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS

The following table sets forth certain information known to us regarding the beneficial ownership of our Common Stock as of the Record Date (except where otherwise noted) by:

•        each stockholder known by the Company to own beneficially more than 5% of our Common Stock;

•        each of our named executive officers (as that term is defined later in this Proxy Statement under the heading “Executive and Director Compensation”);

•        each of our directors; and

•        all directors and executive officers as a group.

Percentage ownership in the following table is based on 8,867,000 shares of Common Stock outstanding as of the Record Date. We have determined beneficial ownership in the table in accordance with the rules of the SEC. In computing the number of shares beneficially owned by any person or group of persons and the percentage ownership of that person or group, shares of Common Stock that may be acquired within 60 days of November 15, 2024, subject to options or other rights held by such person, are deemed to be beneficially owned by such person and outstanding for the calculation of such person’s percentage ownership. The following table does not reflect any contractual rights the individuals below may have to ultimately receive any of the private placement warrants owned by Bengochea SPAC Sponsors I LLC, as the private placement warrants are not exercisable within 60 days of the date of this Annual Report on Form 10-K.

These shares are not considered to be outstanding for computing the percentage ownership of any other person. To our knowledge, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such stockholder unless noted otherwise, subject to community property laws where applicable.

Name and Address of Beneficial Owner	Shares Owned	Percentage Ownership(8)
Directors and Executive Officers
Jose Antonio Bengochea(2)	385,000	4.34
Brian Turner(3)	100,000	1.13
William Caragol(4)	80,000	*
Ken Hertz	30,000	1.04
Scott Morris(5)	45,000	*
Jane Waxman	40,000	*
All Directors and Executive Officers as a Group (6 Persons)	680,000	7.67
5% or Greater Stockholders
Bengochea SPAC Sponsors I LLC(6)	1,932,000(7)	21.79

____________

*         less than 1%

(1)      Unless otherwise indicated, the business address of each of the individuals is c/o Iron Horse Acquisitions Corp., P.O. 2506, Toluca Lake, California 91610. Share amounts indicated for each director and each officer are inclusive of both amounts held by the sponsor on behalf of each individual for their service as a director or officer of the Company as well as amounts held by the sponsor on behalf of each individual, to the extent applicable, in their capacities as investors in the sponsor.

(2)      Figures in this row include 47,500 shares held by the sponsor on behalf of Mr. Bengochea for his service as a director and officer of the Company as well as 337,500 shares held by the sponsor on behalf of Bengochea Capital LLC, a limited liability company controlled solely by Mr. Bengochea, on the basis of funds invested by Bengochea Capital LLC in the sponsor.

(3)      Figures in this row include 45,000 shares held by the sponsor on behalf of Mr. Turner for his service as a director of the Company as well as 55,000 shares held by the sponsor on behalf of Mr. Turner on the basis of funds invested by Mr. Turner in the sponsor.

(4)      Figures in this row include 30,000 shares held by the sponsor on behalf of Mr. Caragol for his service as an officer of the Company as well as 50,000 shares held by the sponsor on behalf of Mr. Caragol on the basis of funds invested by Mr. Caragol in the sponsor.

(5)      Figures in this row include 20,000 shares held by the sponsor on behalf of Mr. Morris for his service as a director of the Company as well as 25,000 shares held by the sponsor on behalf of Mr. Morris on the basis of funds invested by Mr. Morris in the sponsor.

(6)      Amounts held by the sponsor are inclusive of (a) amounts held on behalf of directors and officers for their service as such, and (b) amounts held on behalf of the various constituent investors in the sponsor. Excluding amounts held by the sponsor on behalf of directors and officers for their service, the number of shares held by the sponsor is 1,252,000.

(7)      Figures in this row include all shares held by the sponsor on behalf of our directors and officers as a group, whether such shares are attributable to a director or officer on the basis of his or her service as such or on the basis of funds invested by a director or officer in the sponsor (including, in the case of Mr. Bengochea, funds invested through Bengochea Capital LLC).

(8)      All percentages are approximate, and are based upon a total of 8,867,000 shares of common stock outstanding (inclusive of shares included in our units) as of November 15, 2024.

Our initial stockholders own approximately 22% of the issued and outstanding shares of common stock. Because of the ownership block held by our officers, directors and initial stockholders, such individuals may be able to effectively exercise influence over all matters requiring approval by our stockholders, including the election of directors and approval of significant corporate transactions other than approval of our initial business combination.

All of the founder’s shares outstanding prior to the date of our IPO have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent.

Our sponsor has also agreed not to transfer, assign or sell any of the private warrants and underlying securities (except in connection with the same limited exceptions that the founder’s shares may be transferred as described above) until after the completion of our initial business combination. In the event of a liquidation prior to our initial business combination, the private warrants will likely be worthless.

Our executive officers are our “promoters,” as that term is defined under the federal securities laws.

PROPOSAL 1:
ELECTION OF DIRECTORS

Our Board consists of five members. Directors are divided into three classes with each class serving a staggered three (3)-year term. At each annual meeting of stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of Stockholders held in the third year following their year of election. After this election, the terms of Class A, B and C directors will expire at the annual meeting of stockholders to be held in 2027, 2025 and 2025 respectively. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified. Mr. Ken Hertz is the sole Class A director whose term will expire at this Annual Meeting and stand for re-election at the Annual Meeting. Jane Waxman and Scott Morris are Class B directors, whose terms will expire at the 2025 annual meeting of stockholders. Jose Antonio Bengochea and Brian Turner are Class C directors, whose terms will expire at the 2026 annual meeting of stockholders.

The Governance Committee of the Board of Directors has nominated Ken Hertz for re-election as the Class A director at the Annual Meeting, for a three-year term that will end in 2027 or until his successors are elected and qualified. Mr. Hertz is currently serving as a directors, and has consented to serve as a nominee for election to the Board, to being named in this Proxy Statement and, if elected by our stockholders, to serve as a members of the Board until our 2027 annual meeting. The persons designated as proxies in the accompanying proxy card intend to vote “FOR” Mr. Hertz, unless a contrary instruction is indicated on the proxy card. If for any reason Mr. Hertz should become unavailable for election, the persons designated as proxies in the proxy card may vote the proxy for the election of another person nominated as a substitute by the Board, if any person is so nominated.

Class A Director

Term expiring at this Annual Meeting —

Nominated for re-election

Name:	Age	Title
Ken Hertz	64	Director

Ken Hertz, a member of our Board of Directors since inception, has served as a Senior Partner in the Los Angeles law firm of Hertz Lichtenstein Young & Polk LLP since 2007. Mr. Hertz and his partners specialize in representing talent, senior executives, entrepreneurs, agencies, and brands in entertainment, fashion, sports, media, and technology industries. Prior to forming the firm, Mr. Hertz had been a partner in Hansen Jacobson & Teller, since 1989. Before that, he was global head of music — business and legal affairs — for The Walt Disney Company. He is also a principal in memBrain — an entertainment marketing and strategy consulting firm that advises a number of C-Suite executives on their company’s entertainment related marketing strategies. memBrain has worked with Intel, McDonald’s, Hasbro, MillerCoors, Li & Fung and Logitech. Mr. Hertz has also been an active early-stage venture investor and advisor since 1997 and is a frequent speaker and commentator on the subjects of entertainment, marketing and convergence. He is often quoted in the New York Times, Los Angeles Times, and Wall Street Journal, has appeared on CNBC’s monthly newsmagazine “Business Nation,” has been an instructor at UCLA’s Anderson Graduate School of Management, Marshall School of Business, Stanford Business School, and an adjunct professor of law at USC. He graduated UCLA with a J.D. in 1984 and U.C. Berkeley in 1981 with a B.S.

Required Vote

Mr. Hertz, as the sole Class A Director, will be elected to serve until the 2027 annual meeting of stockholders or until his successor is duly elected if he receives the affirmative vote of a plurality of the shares of the Company’s Common Stock, represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes with respect to this proposal will have no effect on the vote. There is no cumulative voting in the election of directors.

Recommendation of the Board

The Board recommends a vote “FOR” the re-election of Ken Hertz to the Board as a Class A Director.

PROPOSAL 2:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. We are submitting our selection of MaloneBailey as our independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. The Audit Committee has the sole authority and responsibility to select, appoint, evaluate and, where appropriate, discharge and replace MaloneBailey as our independent registered public accounting firm, and the selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders for ratification. Notwithstanding the outcome of the vote by the stockholders of the Company, the Audit Committee is not bound to retain the independent registered public accounting firm or to replace the independent registered public accounting firm, where, in either case, after considering the outcome of the vote, the Audit Committee determines its decision regarding the independent registered public accounting firm to be in the best interests of the Company.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by MaloneBailey in connection with regulatory filings. The aggregate fees billed by MaloneBailey for professional services rendered for the audit of our Form 8-K financial statements and other required filings with the SEC for the year ended December 31, 2023 and 2022 totaled $115,000 and $40,000, respectively. These amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay MaloneBailey for consultations concerning financial accounting and reporting standards for the year ended December 31, 2023 and 2022.

Tax Fees.    For the year ended December 31, 2023 and 2022, The aggregate fees billed by MaloneBailey for tax compliance, tax advice and tax planning services totaled $13,000 and $0, respectively.

All Other Fees.    For the year ended December 31, 2023 and 2022, MaloneBailey did not render any services to us other than those set forth above.

*Audit Fees:    Refers to fees billed for professional services rendered in connection with the audit of our financial statements as of and for the fiscal years ended December 31, 2023 and 2022, quarterly reviews, the reviews of registration statements and issuances of consents, and services that are normally provided in connection with statutory and regulatory filings or engagements.

**Audit-Related Fees:    Refers to fees billed outside of the scope of the engagement letter for the audit which are reasonably related to the performance of the audit or review of our financial statements.

There were no tax or other fees billed in fiscal years 2023 and 2022 for any services other than those reported above.

All of the above services were approved by the Audit Committee. In accordance with the Sarbanes-Oxley Act of 2002, as amended, the Audit Committee’s policy is to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. On an ongoing basis, management defines and communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of our independent registered public accounting firm for such services.

Required Vote

This Auditor Ratification Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting vote “FOR” the Auditor Ratification Proposal. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the selection of MaloneBailey as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

PROPOSAL 3:
THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will approve the Chairman’s adjournment of the Annual Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Class A Director Proposal, (ii) to approve the Auditor Ratification Proposal, or (iii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Annual Meeting; provided that the Annual Meeting is reconvened as promptly as practical thereafter (we refer to this proposal as the “Adjournment Proposal”).

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, the Chairman will not adjourn the Annual Meeting to a later date.

Required Vote

This Adjournment Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting vote “FOR” the Adjournment Proposal. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

The Board recommends a vote “FOR” adoption of the Adjournment Proposal.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board assists the Board in performing its oversight responsibilities for our financial reporting process and audit process as more fully described in the Audit Committee’s charter. Management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), or the PCAOB, and to issue a report thereon.

In the performance of its oversight function, the Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2023 with management and with our independent registered public accounting firm. In addition, the Audit Committee has discussed the matters required to be discussed by PCAOB Auditing Standard No. 1301, Communications with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements, with MaloneBailey, LLP our independent registered public accounting firm for the fiscal year ended December 31, 2023. The Audit Committee has also received and reviewed the written disclosures and the letter from MaloneBailey, LLP required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence (which relates to the independent registered public accounting firm’s independence from us) and has discussed with MaloneBailey, LLP their independence from us. We also considered whether any non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.

Based on the review and discussions referenced above, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Audit Committee: Ken Hertz, Scott Morris and Brian Turner (Chair)

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Securities Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2025
ANNUAL MEETING OF STOCKHOLDERS

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for the 2025 annual meeting of stockholders (the “2025 Annual Meeting”). These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to the Chief Executive Officer at our principal executive offices no later than the close of business on August 5, 2025 (120 days prior to the anniversary of this year’s mailing date). Failure to deliver a proposal in accordance with these procedures may result in it not being deemed timely received.

Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. Our Governance Committee reviews all stockholder proposals and makes recommendations to the Board for actions on such proposals.

Any such notice must include all of the information required to be in such notice pursuant to our bylaws filed with the SEC.

ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K was mailed to our stockholders with this Proxy Statement and on the SEC’s website: http://www.sec.gov

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, end you may ask any questions you may have about the Extension Amendment by contacting the Company’s proxy solicitor at the following:

Advantage Proxy, Inc.
Attention: Karen Smith
Toll Free: 877-870-8565
Collect: 206-870-8565
E-mail: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Annual Meeting, you must make your request for information no later 72 hours prior to the meeting date.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of this Proxy Statement and our Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any such documents to you if you write or call our Secretary, at Iron Horse Acquisitions Corp., P.O. Box 2506, Toluca Lake, CA 91610.; telephone: (310) 290-5383.

If you want to receive separate copies of our Proxy Statement and Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact our Secretary, in writing, at the address listed above.

By Order of the Board of Directors
/s/ Brian Turner
Brian Turner, Chairman

Annex A

IRON HORSE ACQUISITIONS CORP.

AUDIT COMMITTEE CHARTER

I.       STATUS

The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of Iron Horse Acquisitions Corp. (the “Company”).

II.     PURPOSE

The Committee is appointed by the Board for the primary purposes of:

•        Performing the Board’s oversight responsibilities as they relate to the Company’s accounting policies and internal controls, financial reporting practices and legal and regulatory compliance, including, among other things:

•        the quality and integrity of the Company’s financial statements;

•        the Company’s compliance with legal and regulatory requirements;

•        review of the independent registered public accounting firm’s qualifications and independence; and

•        the performance of the Company’s internal audit function and the Company’s independent registered public accounting firm;

•        Maintaining, through regularly scheduled meetings, a line of communication between the Board and the Company’s financial management, internal auditors and independent registered public accounting firm, including providing such parties with appropriate opportunities to meet separately and privately with the Committee on a periodic basis, and

•        Preparing the report to be included in the Company’s annual proxy statement, as required by the U.S. Securities and Exchange Commission’s (“SEC”) rules.

III.   COMPOSITION AND QUALIFICATIONS

The Committee shall be appointed by the Board and shall be comprised of three or more Directors (as determined from time to time by the Board), each of whom shall meet the independence requirements of the Sarbanes-Oxley Act of 2002 (“SOX”), the listing standards of the Nasdaq Global Market (“Nasdaq”) and all other applicable laws.

The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

Each member of the Committee shall be financially literate and at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, as each such qualification is interpreted by the Board in its business judgment. In addition, at least one member of the Committee shall be an “audit committee financial expert” as such term is defined by the SEC pursuant to SOX.

Annex A-1

IV.    MEETINGS OF THE COMMITTEE

The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone, videoconferencing software or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The Committee shall maintain minutes of its meetings and records relating to those meetings.

V.      RESPONSIBILITIES

In carrying out its duties and responsibilities, the Committee’s policies and procedures should remain flexible, so that it may be in a position to best address, react or respond to changing circumstances or conditions. The following duties and responsibilities are within the authority of the Committee and the Committee shall, consistent with and subject to applicable law and rules and regulations promulgated by the SEC, Nasdaq, or any other applicable regulatory authority.

The Committee will:

A. Review and discuss with the independent registered public accounting firm their annual audit plan, including the timing and scope of audit activities, and monitor such plan’s progress and results during the year.

B. Review and discuss the annual audited financial statements and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with management and the independent registered public accounting firm. In connection with such review, the Committee will:

•        Discuss with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (as may be modified or supplemented) and the matters in the written disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence;

•        Review significant changes in accounting or auditing policies;

•        Review with the independent registered public accounting firm any problems or difficulties encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work and management’s response to such problems or difficulties;

•        Review with the independent registered public accounting firm, management and the senior internal auditing executive the adequacy of the Company’s internal controls, and any significant findings and recommendations with respect to such controls;

•        Review reports required to be submitted by the independent registered public accounting firm concerning: (a) all critical accounting policies and practices used; (b) all alternative treatments of financial information within U.S. generally accepted accounting principles (“GAAP”) that have been discussed with management, the ramifications of such alternatives, and the accounting treatment preferred by the independent registered public accounting firm; (c) any other material written communications with management and (d) any material financial arrangements of the Company which do not appear on the financial statements of the Company;

•        Review (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by management and/or the independent registered public accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analysis of the effects of alternative GAAP methods on the financial statements and the effects of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and

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•        Discuss policies and procedures concerning earnings press releases and review the type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

C. Review and discuss the quarterly financial statements and the Company’s disclosures provided in periodic quarterly reports including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with management, the senior internal auditing executive and the independent registered public accounting firm.

D. Oversee the external audit coverage. The Company’s independent registered public accounting firm are ultimately accountable to the Committee, which has the direct authority and responsibility to appoint, retain, compensate, terminate, select, evaluate and, where appropriate, replace the independent registered public accounting firm. In connection with its oversight of the external audit coverage, the Committee will have authority to:

•        Appoint and replace (subject to stockholder approval, if deemed advisable by the Board) the independent registered public accounting firm;

•        Approve the engagement letter and the fees to be paid to the independent registered public accounting firm;

•        Pre-approve all audit and non-audit services to be performed by the independent registered public accounting firm and the related fees for such services other than prohibited non-auditing services as promulgated under rules and regulations of the SEC (subject to the inadvertent de minimus exceptions set forth in SOX and the SEC rules);

•        Monitor and obtain confirmation and assurance as to the independent registered public accounting firm’s independence, including ensuring that they submit on a periodic basis (not less than annually) to the Committee a formal written statement delineating all relationships between the independent registered public accounting firm and the Company. The Committee is responsible for actively engaging in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm and for taking appropriate action in response to the independent registered public accounting firm’s report to satisfy itself of their independence;

•        At least annually, obtain and review a report by the independent registered public accounting firm describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and to assess the independent registered public accounting firm’s independence, all relationships between the independent registered public accounting firm and the Company;

•        Meet with the independent registered public accounting firm prior to the annual audit to discuss planning and staffing of the audit;

•        Review and evaluate the performance of the independent registered public accounting firm, as the basis for a decision to reappoint or replace the independent registered public accounting firm;

•        Set clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by all applicable laws and listing rules;

•        Setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        Assure regular rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit, as required by SOX, and consider whether rotation of the independent registered public accounting firm is required to ensure independence;

•        Engage in a dialogue with the independent registered public accounting firm to confirm that audit partner compensation is consistent with applicable SEC rules;

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•        Review and discuss with the independent registered public accounting firm the results of the year-end audit of the Company, including any comments or recommendations of the Company’s independent registered public accounting firm and, based on such review and discussions and on such other considerations as it determines appropriate, recommend to the Board whether the Company’s financial statements should be included in the Annual Report on Form 10-K;

•        Take, or recommend that the Board take, appropriate action to oversee the independence of the Company’s independent registered public accounting firm; and

•        Monitor compliance by the Company of the employee conflict of interest requirements contained in SOX and the rules and regulations promulgated by the SEC thereunder.

E. Oversee internal audit coverage. In connection with its oversight responsibilities, the Committee will:

•        Review the appointment or replacement of the senior internal auditing executive;

•        Review, in consultation with management, the independent registered public accounting firm and the senior internal auditing executive, the plan and scope of internal audit activities, and, when deemed necessary or appropriate by the Committee, assign additional internal audit projects to appropriate personnel;

•        Review the Committee’s level of involvement and interaction with the Company’s internal audit function, including the Committee’s line of authority and role in appointing and compensating employees in the internal audit function;

•        Review internal audit activities, budget, compensation and staffing; and

•        Review significant reports to management prepared by the internal auditing department and management’s responses to such reports.

F. Receive periodic reports from the Company’s independent registered public accounting firm, management and director of the Company’s internal auditing department to assess the impact on the Company of significant accounting or financial reporting developments that may have a bearing on the Company.

G. Review with the independent registered public accounting firm and the senior internal auditing executive the adequacy and effectiveness of the Company’s accounting and internal controls policies and procedures and any significant findings and recommendations with respect to such controls.

H. Review with the chief executive officer, chief financial officer and independent registered public accounting firm, periodically, the following:

•        all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and

•        any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

I. Resolve any differences in financial reporting between management and the independent registered public accounting firm.

J. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters, and (iii) the receipt, retention and treatment of reports of evidence of a material violation made by attorneys appearing and practicing before the SEC in the representation of the Company or any of its subsidiaries, or reports made by the Company’s chief executive officer in relation thereto.

K. Discuss policies and guidelines to govern the process by which risk assessment and risk management is undertaken.

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L. Meet (a) periodically with management to review and assess the Company’s major financial risk exposures and the manner in which such risks are being monitored and controlled, and (b) periodically (not less than annually) in separate executive session with each of the chief financial officer, the senior internal auditing executive, and the independent registered public accounting firm.

M. Review and approve all “related party transactions” requiring disclosure under SEC Regulation S-K, Item 404, in accordance with the policy set forth in Section 7 below.

N. Review the Company’s policies relating to the ethical handling of conflicts of interest and review past or proposed transactions between the Company and members of management as well as policies and procedures with respect to officers’ expense accounts and perquisites, including the use of corporate assets. The Committee shall consider the results of any review of these policies and procedures by the Company’s independent registered public accounting firm.

O. Review and approve in advance any services provided by the Company’s independent registered public accounting firm to the Company’s executive officers or members of their immediate family.

P. Review the Company’s program to monitor compliance with the Company Code of Business Conduct and Ethics (the “Code”), and meet periodically with the Company’s Compliance Committee to discuss compliance with the Code.

Q. Establish procedures for the receipt, retention and treatment of reports of evidence of a material violation made by attorneys appearing and practicing before the SEC in the representation of the Company or any of its subsidiaries, or reports made by the Company’s chief executive officer in relation thereto.

R. Approve reimbursement of expenses incurred by management in connection with certain activities on our behalf, such as identifying potential target businesses.

S. Review periodically with the Company’s outside legal counsel (i) legal and regulatory matters which may have a material effect on the financial statements, and (ii) corporate compliance policies or codes of conduct.

T. As it determines necessary to carry out its duties, engage and obtain advice and assistance from outside legal, accounting or other advisers, the cost of such independent expert advisors to be borne by the Company.

U. (a) Report regularly to the Board with respect to Committee activities, and (b) prepare the report of the Committee required by the rules of the SEC to be included in the proxy statement for each annual meeting.

V. Review and reassess from time to time, and in any event in advance of each year’s annual meeting, the adequacy of this Charter and recommend any proposed changes to the Board.

W. Monitor compliance, on a regularly scheduled basis, with the terms of the Company’s initial public offering (the “Offering”), as set forth in the Company’s prospectus with respect thereto, and, if any noncompliance is identified, promptly take all action necessary to rectify such noncompliance or otherwise cause the Company to come into compliance with the terms of the Offering.

X. Review with management, the independent registered accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Y. Determine the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

Z. On a quarterly basis, review and approve all payments made to the Company’s existing holders, executive officers or directors and their respective affiliates.

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VI.    PROCEDURES

A.      Action.

The Committee shall act on the affirmative vote a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. However, the Committee may delegate to one or more of its members the authority to grant pre-approvals of audit and non-audit services, provided the decision is reported to the full Committee at its next scheduled meeting.

B.      Fees.

The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation: (a) to outside legal, accounting or other advisors employed by the Committee; and (b) for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

C.     Limitations.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of management and the independent registered public accounting firm.

VII.  RELATED PARTY TRANSACTIONS POLICY.

A.      Definitions.

A “Related Party Transaction” is any transaction directly or indirectly involving any Related Party that would need to be disclosed under Item 404(a) of Regulation S-K. Under Item 404(a), the Company is required to disclose any transaction occurring since the beginning of the Company’s last fiscal year, or any currently proposed transaction, involving the Company where the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. “Related Party Transaction” also includes any material amendment or modification to an existing Related Party Transaction.

“Related Party” means any of the following:

•        a director (which term when used herein includes any director nominee);

•        an executive officer;

•        a person known by the Company to be the beneficial owner of more than 5% of the Company’s common stock (a “5% stockholder”); or

•        a person known by the Company to be an immediate family member of any of the foregoing.

“Immediate family member” means a child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer, nominee for director or beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee for director or beneficial owner.

B.      Identification of Potential Related Party Transactions.

Related Party Transactions will be brought to management’s and the Board’s attention in a number of ways. Each of the Company’s directors and executive officers shall inform the Chairman of the Committee of any potential Related Party Transactions. In addition, each such director and executive officer shall complete a questionnaire on an annual basis designed to elicit information about any potential Related Party Transactions.

Any potential Related Party Transactions that are brought to the Committee’s attention shall be analyzed by the Committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a Related Party Transaction requiring compliance with this Policy.

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C.     Review and Approval of Related Party Transactions.

At each of its meetings, the Committee shall be provided with the details of each new, existing or proposed Related Party Transaction, including the terms of the transaction, any contractual restrictions that the Company has already committed to, the business purpose of the transaction, and the benefits to the Company and to the relevant Related Party. In determining whether to approve a Related Party Transaction, the Committee shall consider, among other factors, the following factors to the extent relevant to the Related Party Transaction:

•        whether the terms of the Related Party Transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a Related Party;

•        whether there are business reasons for the Company to enter into the Related Party Transaction;

•        whether the Related Party Transaction would impair the independence of an outside director;

•        whether the Related Party Transaction would present an improper conflict of interest for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or Related Party, the direct or indirect nature of the director’s, executive officer’s or Related Party’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Committee deems relevant; and

•        any pre-existing contractual obligations.

Any member of the Committee who has an interest in the transaction under discussion shall abstain from voting on the approval of the Related Party Transaction, but may, if so requested by the Chairman of the Committee, participate in some or all of the Committee’s discussions of the Related Party Transaction. Upon completion of its review of the transaction, the Committee may determine to permit or to prohibit the Related Party Transaction.

A Related Party Transaction entered into without pre-approval of the Committee shall not be deemed to violate this Policy, or be invalid or unenforceable, so long as the transaction is brought to the Committee as promptly as reasonably practical after it is entered into or after it becomes reasonably apparent that the transaction is covered by this Policy.

A Related Party Transaction entered into prior to the effective date of this Charter shall not be required to be reapproved by the Committee.

VIII. INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS.

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Company’s expense, such independent counsel or other consultants or advisers as it deems necessary.

While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for preparing or certifying the financial statements, for planning or conducting the audit, or for determining whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary.

Nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of the members of the Committee, except to the extent otherwise provided under applicable federal or state law.

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IX.    ACKNOWLEDGMENT OF SHELL COMPANY STATUS

While the members of the Committee have the duties and responsibilities set forth in this Charter, nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of members of the Committee, except to the extent otherwise provided under applicable federal or state law.

Additionally, while the Committee has adopted this Charter with a view towards codifying, advancing and implementing certain best practices with respect to its and the Company’s operations, it is also understood that the Company is a special purpose acquisition company formed for the purpose of consummating an initial business combination with one or more target companies (the “De-SPAC”) and that, prior to the de-SPAC, the Company is a blank check company with limited operations. Accordingly, certain duties and responsibilities described in this Charter may not be applicable or practicable for the Committee to implement prior to the de-SPAC.

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Annex B

IRON HORSE ACQUISITIONS CORP.

COMPENSATION COMMITTEE CHARTER

I.       PURPOSE OF THE COMMITTEE

The purposes of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Iron Horse Acquisitions Corp. (the “Company”) shall be to oversee the Company’s compensation and employee benefit plans and practices, including its executive compensation plans, and its incentive-compensation and equity-based plans; to review and discuss with management the Company’s compensation discussion and analysis (“CD&A”) to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”); to prepare the Compensation Committee Report as required by the rules of the SEC; and to perform such further functions as may be consistent with this Charter or assigned by applicable law, the Company’s organizational documents or the Board.

II.     COMPOSITION OF THE COMMITTEE

The Committee shall consist of two or more directors as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the Nasdaq Global Market (“Nasdaq”), and any additional requirements that the Board deems appropriate. Members of the Committee shall also qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by majority vote, may designate a chairperson. Each Committee member shall have one vote. Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

III.   MEETINGS AND PROCEDURES OF THE COMMITTEE

The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary, provided, that the Chief Executive Officer of the Company may not be present during any portion of a Committee meeting in which deliberation or any vote regarding his or her compensation occurs.

The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone, videoconferencing software or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The Committee shall maintain minutes of its meetings and records relating to those meetings and shall report regularly to the Board on its activities, as appropriate.

IV.    DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

A.     Executive Compensation

The Committee shall have the following duties and responsibilities with respect to the Company’s executive compensation plans:

(a) To review at least annually the goals and objectives of the Company’s executive compensation plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.

(b) To review at least annually the Company’s executive compensation plans in light of the Company’s goals and objectives with respect to such plans, and, if the Committee deems it appropriate, adopt, or recommend to the Board the adoption of, new, or the amendment of existing, executive compensation plans.

Annex B-1

(c) To evaluate annually the performance of the Chief Executive Officer in light of the goals and objectives of the Company’s executive compensation plans, and, either as a Committee or together with the other independent directors (as directed by the Board), determine and approve the Chief Executive Officer’s compensation level based on this evaluation. In determining the long-term incentive component of the Chief Executive Officer’s compensation, the Committee shall consider factors as it determines relevant, which may include, for example, the Company’s performance and relative stockholder return, the value of similar awards to chief executive officers of comparable companies, and the awards given to the Chief Executive Officer of the Company in past years. The Committee may discuss the Chief Executive Officer’s compensation with the Board if it chooses to do so.

(d) To evaluate annually the performance of the other executive officers of the Company in light of the goals and objectives of the Company’s executive compensation plans, and either as a Committee or together with the other independent directors (as directed by the Board), determine and approve the compensation of such other executive officers. To the extent that long-term incentive compensation is a component of such executive officer’s compensation, the Committee shall consider all relevant factors in determining the appropriate level of such compensation, including the factors applicable with respect to the Chief Executive Officer.

(e) To evaluate annually the appropriate level of compensation for Board and Committee service by non-employee directors.

(f) To review and recommend to the Board the adoption of or changes to the compensation of the Company’s independent directors.

(g) To review and approve any severance or termination arrangements to be made with any executive officer of the Company.

(h) To perform such duties and responsibilities as may be assigned to the Board or the Committee under the terms of any executive compensation plan.

(i) To review perquisites or other personal benefits to the Company’s executive officers and directors and recommend any changes to the Board.

(j) To consider the results of the most recent stockholder advisory vote on executive compensation as required by Section 14A of the Exchange Act, and, to the extent the Committee determines it appropriate to do so, take such results into consideration in connection with the review and approval of executive officer compensation.

(k) To review and discuss with management the Company’s CD&A, and based on that review and discussion, to recommend to the Board that the CD&A be included in the Company’s annual proxy statement or annual report on Form 10-K.

(l) To review compensation arrangements for the Company’s employees to evaluate whether incentive and other forms of pay encourage unnecessary or excessive risk taking, and review and discuss, at least annually, the relationship between risk management policies and practices, corporate strategy and the Company’s compensation arrangements.

(m) To the extent it deems necessary, review and approve the terms of any compensation “clawback” or similar policy or agreement between the Company and the Company’s executive officers or other employees subject to Section 16 of the Exchange Act.

(n) To review, recommend to the Board, and administer all plans that require “disinterested administration” under Rule 16b-3 under the Exchange Act.

(o) To prepare the Compensation Committee Report in accordance with the rules and regulations of the SEC for inclusion in the Company’s annual proxy statement or annual report on Form 10-K.

(p) To retain (at the Company’s expense) outside consultants and obtain assistance from members of management as the Committee deems appropriate in the exercise of its authority.

(q) To perform such other functions as assigned by law, the Company’s organizational documents or the Board.

Annex B-2

(r) To make reports and recommendations to the Board within the scope of its functions and advise the officers of the Company regarding various personnel matters as may be raised with the Committee.

(s) To approve all special perquisites, special cash payments and other special compensation and benefit arrangements for the Company’s executive officers.

Notwithstanding anything to the contrary in the foregoing, the Committee shall have sole discretion and authority with respect to any action regarding compensation payable to the Chief Executive Officer or other executive officers of the Company that the Committee intends to constitute “qualified performance-based compensation” for purposes of section 162(m) of the Internal Revenue Code of 1986, as amended and the Treasury Regulations promulgated thereunder.

B.     General Compensation and Employee Benefit Plans

The Committee shall have the following duties and responsibilities with respect to the Company’s general compensation and employee benefit plans, including incentive-compensation and equity-based plans:

(a) To review at least annually the goals and objectives of the Company’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.

(b) To review at least annually the Company’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans, in light of the goals and objectives of these plans, and recommend that the Board amend these plans if the Committee deems it appropriate.

(c) To review all equity-compensation plans to be submitted for stockholder approval under the Nasdaq listing standards, and to review and, in the Committee’s sole discretion, approve all equity-compensation plans that are exempt from such stockholder approval requirement.

(d) To approve all special perquisites, special cash payments and other special compensation and benefit arrangements for the Company’s employees.

(e) To perform such duties and responsibilities as may be assigned to the Board or the Committee under the terms of any compensation or other employee benefit plan, including any incentive-compensation or equity-based plan.

V.      ROLE OF CHIEF EXECUTIVE OFFICER

The Chief Executive Officer may make, and the Committee may consider, recommendations to the Committee regarding the Company’s compensation and employee benefit plans and practices, including its executive compensation plans, its incentive-compensation and equity-based plans with respect to executive officers (other than the Chief Executive Officer) and the Company’s director compensation arrangements.

VI.    DELEGATION OF AUTHORITY

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

VII.  EVALUATION OF THE COMMITTEE

The Committee shall, no less frequently than annually, evaluate its performance. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope and shall recommend such changes as it deems necessary or appropriate. The Committee shall address all matters that the Committee considers relevant to its performance, including at least the following: the adequacy,

Annex B-3

appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

The Committee shall deliver to the Board a report, which may be oral, setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company’s or the Board’s policies or procedures.

VIII. INVESTIGATIONS AND STUDIES, OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel or other adviser retained by the Committee, the expense of which shall be borne by the Company. The Committee may select a compensation consultant, legal counsel or other adviser to the Committee only after taking into consideration the following:

(a) The provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other adviser;

(b) The amount of fees received from the Company by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;

(c) The policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest:

(d) Any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Committee;

(e) Any stock of the Company owned by the compensation consultant, legal counsel or other adviser; and

(f) Any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an executive officer of the Company.

The Committee shall conduct the independence assessment with respect to any compensation consultant, legal counsel or other adviser that provides advice to the Committee, other than: (i) in-house legal counsel; and (ii) any compensation consultant, legal counsel or other adviser whose role is limited to the following activities for which no disclosure would be required under Item 407(e)(3)(iii) of Regulation S-K: consulting on any broad-based plan that does not discriminate in scope, terms, or operation, in favor of executive officers or directors of the Company, and that is available generally to all salaried employees; or providing information that either is not customized for the Company or that is customized based on parameters that are not developed by the compensation consultant, and about which the compensation consultant does not provide advice.

Nothing herein requires a compensation consultant, legal counsel or other compensation adviser to be independent, only that the Committee consider the enumerated independence factors before selecting or receiving advice from a compensation consultant, legal counsel or other compensation adviser. The Committee may select or receive advice from any compensation consultant, legal counsel or other compensation adviser it prefers, including ones that are not independent, after considering the six independence factors outlined above.

Nothing herein shall be construed: (1) to require the Committee to implement or act consistently with the advice or recommendations of the compensation consultant, legal counsel or other adviser to the Committee; or (2) to affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties.

Annex B-4

IX.    ACKNOWLEDGMENT OF SHELL COMPANY STATUS

While the members of the Committee have the duties and responsibilities set forth in this Charter, nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of members of the Committee, except to the extent otherwise provided under applicable federal or state law.

Additionally, while the Committee has adopted this Charter with a view towards codifying, advancing and implementing certain best practices with respect to its and the Company’s operations, it is also understood that the Company is a special purpose acquisition company formed for the purpose of consummating an initial business combination with one or more target companies (the “De-SPAC”) and that, prior to the de-SPAC, the Company is a blank check company with limited operations. Accordingly, certain duties and responsibilities described in this Charter may not be applicable or practicable for the Committee to implement prior to the de-SPAC. In particular, it is not envisioned that the Company’s executives will receive any pre-De-SPAC compensation for their service beyond the share awards for their service described in the Company’s final prospectus with respect to its initial public offering (which share awards were issued prior to the Company’s initial public offering).

Annex B-5

Annex C

IRON HORSE ACQUISITIONS CORP.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I.           Membership

The Nominating and Corporate Governance Committee (the “Committee”) of the board of directors (the “Board”) of Iron Horse Acquisitions Corp. (the “Company”) shall consist of three or more directors. Each member of the Committee shall be independent in accordance with the rules of the Nasdaq Global Market (“Nasdaq”).

The members of the Committee shall be appointed by the Board. The members of the Committee shall be appointed for one-year terms and shall serve for such term or terms as the Board may determine or until earlier resignation or death. The Board may remove any member from the Committee at any time with or without cause.

II.          Purpose

The purpose of the Committee is to carry out the responsibilities delegated by the Board relating to the Company’s director nominations process and procedures, developing and maintaining the Company’s corporate governance policies and any related matters required by the federal securities laws.

III.        Duties and Responsibilities

The Committee shall have the following authority and responsibilities:

(a) To determine the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director (the “Director Criteria”).

(b) To identify and screen individuals qualified to become members of the Board, consistent with the Director Criteria. The Committee shall consider any director candidates recommended by the Company’s stockholders pursuant to the procedures set forth in the Company’s Corporate Governance Guidelines. The Committee shall also consider any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules and regulations and the provisions of the Company’s organizational documents.

(c) To make recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a stockholder vote at the annual meeting of stockholders, subject to approval by the Board.

(d) To develop and recommend to the Board a set of corporate governance guidelines applicable to the Company, to review these principles from time to time and in any event in advance of each year’s annual meeting and to recommend any changes to the Board.

(e) To oversee the Company’s corporate governance practices and procedures, including identifying best practices and reviewing and recommending to the Board for approval any changes to the documents, policies and procedures in the Company’s corporate governance framework, including its certificate of incorporation and by-laws.

(f) To develop, subject to approval by the Board, a process for an annual evaluation of the Board and its committees and to oversee the conduct of this annual evaluation.

(g) To review the Board’s committee structure and composition and to make recommendations to the Board regarding the appointment of directors to serve as members of each committee and committee chairmen annually.

(h) If a vacancy on the Board and/or any Board committee occurs, to identify and make recommendations to the Board regarding the selection and approval of candidates to fill such vacancy either by election by stockholders or appointment by the Board.

(i) To develop and oversee a Company orientation program for new directors and a continuing education program for current directors, periodically review these programs and update them as necessary.

Annex C-1

(j) To review all director compensation and benefits for service on the Board and Board committees at least once a year and to recommend any changes to the Board as necessary.

(k) To develop and recommend to the Board for approval a Company policy for the review and approval of related party transactions and to review, approve and oversee any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) on an ongoing basis in accordance with the Company’s related party transaction approval policy.

(l) To develop and recommend to the Board for approval director independence standards in addition to those required by the Nasdaq.

(m) To review and discuss with management disclosure of the Company’s corporate governance practices, including information regarding the operations of the Committee and other Board committees, director independence and the director nominations process, and to recommend that this disclosure be, included in the Company’s proxy statement or annual report on Form 10-K, as applicable.

(n) To develop and recommend to the Board for approval a Company Code of Business Conduct and Ethics (the “Code”), to monitor compliance with the Code, to investigate any alleged breach or violation of the Code, to enforce the provisions of the Code and to review the Code periodically and recommend any changes to the Board.

(o) To develop and recommend to the Board for approval a CEO succession plan (the “Succession Plan”), to review the Succession Plan periodically, develop and evaluate potential candidates for executive positions and recommend to the Board any changes to and any candidates for succession under the Succession Plan.

(p) To review any director resignation letter tendered in accordance with the Company’s director resignation policy, once such policy is finalized, and evaluate and recommend to the Board whether such resignation should be accepted.

IV.         Outside Advisors

The Committee shall have the authority, in its sole discretion, to select, retain and obtain the advice of a director search firm as necessary to assist with the execution of its duties and responsibilities as set forth in this Charter. The Committee shall set the compensation and oversee the work of the director search firm. The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of outside counsel, an executive search firm, a compensation consultant and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Committee shall set the compensation and oversee the work of its outside counsel, the executive search firm, the compensation consultant and any other advisors. The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to its search consultants, outside counsel, compensation consultant and any other advisors.

The director search firm, outside counsel, executive search firm, compensation consultant and any other advisors retained by the Committee shall be independent in accordance with Nasdaq independence standards.

V.           Structure and Operations

The Board shall designate a member of the Committee as the chairperson. The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities. The Committee shall report regularly to the Board regarding its actions and make recommendations to the Board as appropriate. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone, videoconferencing software or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The Committee shall review this Charter regularly and in any event in advance of each year’s annual meeting and recommend any proposed changes to the Board for approval.

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VI.        Delegation of Authority

The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion.

VII.       Performance Evaluation

The Committee shall conduct an annual evaluation of the performance of its duties under this Charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

VIII.     ACKNOWLEDGMENT OF SHELL COMPANY STATUS

While the members of the Committee have the duties and responsibilities set forth in this Charter, nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of members of the Committee, except to the extent otherwise provided under applicable federal or state law.

Additionally, while the Committee has adopted this Charter with a view towards codifying, advancing and implementing certain best practices with respect to its and the Company’s operations, it is also understood that the Company is a special purpose acquisition company formed for the purpose of consummating an initial business combination with one or more target companies (the “De-SPAC”) and that, prior to the de-SPAC, the Company is a blank check company with limited operations. Accordingly, certain duties and responsibilities described in this Charter may not be applicable or practicable for the Committee to implement prior to the de-SPAC.

Annex C-3

IRON HORSE ACQUISITIONS CORP. P.O. BOX 2506 TOLUCA LAKE, CA 91610 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/IROH2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V59741-P21748 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY IRON HORSE ACQUISITIONS CORP. The Board of Directors recommends you vote FOR the following proposals: 1. The Class A Director Proposal — to consider and vote upon a proposal to elect the following Class A director nominee: Ken Hertz, who will serve until the 2027 annual meeting of stockholders or until his successor is duly elected. Nominee: For Withheld 1a. Ken Hertz For Against Abstain 2. The Auditor Ratification Proposal — to ratify the selection of MaloneBailey, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. The Adjournment Proposal — to transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com. V59742-P21748 IRON HORSE ACQUISITIONS CORP. Annual Meeting of Stockholders December 19, 2024 4:30 p.m. EST This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Jose Antonio Bengochea and William Caragol, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of IRON HORSE ACQUISITIONS CORP. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 4:30 p.m. EST, on December 19, 2024, virtually at www.virtualshareholdermeeting.com/IROH2024, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. CONTINUED AND TO BE SIGNED ON REVERSE SIDE